EXHIBIT 4(c)

                       SPECIMEN COMMON STOCK CERTIFICATE


COMMON STOCK                                                        COMMON STOCK
NUMBER                                                                    SHARES

                             VISUAL DATA CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                              CUSIP 928428 20 0

THIS CERTIFIES THAT

is the Registered Holder of

         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE,
OF

                             VISUAL DATA CORPORATION
transferable on the books of the Corporation by the holder in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             VISUAL DATA CORPORATION
                                 CORPORATE SEAL
                                      1994
                                     FLORIDA

President                                                             Secretary

                                                   COUNTERSIGNED AND REGISTERED
                                                   INTERWEST TRANSFER CO., INC.
                                                   TRANSFER AGENT AND REGISTRAR

                                                           AUTHORIZED SIGNATURE

                               (SEE REVERSE SIDE)

                             VISUAL DATA CORPORATION

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT
CHARGE A FULL STATEMENT OF: (A) THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS, RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES OF AUTHORIZED TO BE ISSUED WITHIN SUCH CLASS; AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINATE SUCH VARIATIONS FOR SUBSEQUENT SERIES.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN - as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used through not in the above list.

FOR VALUE RECEIVED _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE (             )

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE

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----------------------------------------  shares of the capital stock represented by the within Certificate and does hereby irrevocable constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED _______________    SIGNED _________________________________
                                NOTICE: The signature(s) to this assignment must conform in all respects with the name as written upon the face of the certificate

IMPORTANT: SIGNATURE(s) MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY